Exhibit 99.1

Limelight Networks(R) Reports Financial Results for the Second Quarter of 2014

  GAAP Revenue of $41.3 million and $0.07 loss per basic share
  Non-GAAP loss of $0.04 per share
  $107.5 million, or $1.09 per share, of cash, cash equivalents and marketable securities

TEMPE, Ariz.--(BUSINESS WIRE)--August 4, 2014--Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight"), a global leader in digital content delivery, today reported revenue of $41.3 million for the quarter ended June 30, 2014, compared to $42.8 million for the second quarter of 2013 and $41.2 million in the first quarter of 2014. The second quarter of 2013 included $3.1 million of revenues from the Company’s Web Content Management business, divested in the fourth quarter of 2013.

On a GAAP basis, the Company reported a loss from continuing operations of $7.1 million or $0.07 per basic share for the second quarter of 2014, compared to a loss of $11.2 million, or $0.12 per basic and fully diluted share in the same period of 2013.

On a non-GAAP basis, net loss was $3.6 million, or $0.04 per basic share for the quarter ended June 30, 2014 compared to a non-GAAP net loss of $7.2 million or $0.07 per basic share in the second quarter of 2013.

EBITDA from continuing operations for the quarter was negative $1.9 million. After adjusting for share based compensation, litigation expense, and acquisition related expenses the Company reported adjusted EBITDA of $1.3 million compared to an adjusted EBITDA loss of $0.5 million in the year ago period.

During the quarter, Limelight purchased 0.5 million shares at an average price of $2.47, in the open market, under its buyback authorization. The Company has $13.8 million remaining under its buyback authorization.

Limelight ended the quarter with 477 employees.

Commenting on the quarter, Chief Executive Officer, Robert Lento said, “I’m pleased with our performance improvements across multiple measures during the quarter. I’m equally pleased with the favorable Supreme Court ruling delivered during the quarter.”

“We continue to make investments to advance our infrastructure capabilities, streamline our business processes flows, improve our reporting and analytics capabilities, and enhance the customer experience. We are seeing higher customer satisfaction, lower customer churn and employee turnover, and improved financial performance,” he added.

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	June 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$73,404	$85,956
Marketable securities	34,052	32,506
Accounts receivable, net	24,066	21,430
Income taxes receivable	258	371
Deferred income taxes	80	93
Prepaid expenses and other current assets	7,652	8,192
Total current assets	139,512	148,548
Property and equipment, net	32,562	32,905
Marketable securities, less current portion	40	46
Deferred income taxes, less current portion	1,476	1,307
Goodwill	77,164	77,035
Other intangible assets, net	1,704	2,354
Other assets	5,188	6,103
Total assets	$257,646	$268,298

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,282	$5,473
Deferred revenue	3,411	3,523
Capital lease obligation	253	466
Income taxes payable	766	799
Other current liabilities	12,079	15,022
Total current liabilities	25,791	25,283
Capital lease obligation, less current portion	248	358
Deferred income taxes	234	321
Deferred revenue, less current portion	805	1,500
Other long-term liabilities	3,273	3,505
Total liabilities	30,351	30,967
Commitments and contingencies	-	-
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	-	-
Common stock, $0.001 par value; 300,000 shares authorized at June 30, 2014 and December 31, 2013;
98,656 and 97,677 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	99	98
Additional paid-in capital	462,442	458,748
Accumulated other comprehensive loss	(888)	(1,663)
Accumulated deficit	(234,358)	(219,852)
Total stockholders' equity	227,295	237,331
Total liabilities and stockholders' equity	$257,646	$268,298

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended					Six Months Ended

	June 30,	March 31,	Percent	June 30,	Percent	June 30,	June 30,	Percent
	2014	2014	Change	2013	Change	2014	2013	Change

Revenues	$41,343	$41,170	0%	$42,763	-3%	$82,512	$88,576	-7%
Cost of revenue:
Cost of services * +	21,130	21,351	-1%	22,226	-5%	42,480	44,583	-5%
Depreciation - network	4,141	4,337	-5%	6,120	-32%	8,478	12,800	-34%
Total cost of revenue +	25,271	25,688	-2%	28,346	-11%	50,958	57,383	-11%
Gross profit +	16,072	15,482	4%	14,417	11%	31,554	31,193	1%
Gross profit percentage	38.9%	37.6%		33.7%		38.2%	35.2%
Operating expenses:
General and administrative * +	8,452	7,982	6%	8,009	6%	16,434	15,778	4%
Sales and marketing *	8,951	9,725	-8%	10,699	-16%	18,676	21,183	-12%
Research & development *	4,665	4,368	7%	5,650	-17%	9,033	11,391	-21%
Depreciation and amortization	977	1,066	-8%	1,442	-32%	2,043	2,892	-29%
Total operating expenses +	23,045	23,141	0%	25,800	-11%	46,186	51,244	-10%

Operating loss	(6,973)	(7,659)	-9%	(11,383)	-39%	(14,632)	(20,051)	-27%

Other income (expense):
Interest expense	(7)	(12)	-42%	(21)	-67%	(19)	(48)	-60%
Interest income	67	70	-4%	79	-15%	137	149	-8%
Other, net	(195)	17	-1247%	143	-236%	(178)	711	-125%
Total other (expense) income	(135)	75	-280%	201	-167%	(60)	812	-107%

Loss from continuing operations before income taxes	(7,108)	(7,584)	-6%	(11,182)	-36%	(14,692)	(19,239)	-24%
Income tax provision	27	56	-52%	51	-47%	83	131	-37%

Loss from continuing operations	(7,135)	(7,640)	-7%	(11,233)	-36%	(14,775)	(19,370)	-24%

Discontinued operations:
Income from discontinued operations, net of income taxes	269	-	NA	-	NA	269	-	NA

Net loss	$(6,866)	$(7,640)	-10%	$(11,233)	-39%	$(14,506)	$(19,370)	-25%

Net loss per share:
Basic and diluted
Continuing operations	$(0.07)	$(0.08)		$(0.12)		$(0.15)	$(0.20)
Discontinued operations	$-	$-		$-		$-	$-
Total	$(0.07)	$(0.08)		$(0.12)		$(0.15)	$(0.20)

Weighted average shares used in per share calculation:
Basic and diluted	98,419	97,946		96,257		98,183	96,538

* Includes share-based compensation (see supplemental table for figures)

+ Includes reclassifications to match current year presentation
(See summary of reclassifications for detail)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended

	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$395	$424	$513	$819	$1,018
General and administrative	1,518	1,468	1,605	2,986	3,226
Sales and marketing	420	391	595	811	1,258
Research and development	301	296	514	597	1,075

Total share-based compensation	$2,634	$2,579	$3,227	$5,213	$6,577

Depreciation and amortization:

Network-related depreciation	$4,141	$4,337	$6,120	$8,478	$12,800
Other depreciation and amortization	639	729	724	1,368	1,442
Amortization of intangible assets	338	337	718	675	1,450

Total depreciation and amortization	$5,118	$5,403	$7,562	$10,521	$15,692

Net (decrease) increase in cash, cash equivalents and marketable securities:	$(4,921)	$(6,091)	$(1,341)	$(11,012)	$(9,099)

End of period statistics:

Approximate number of active customers	1,186	1,208	1,358	1,186	1,358

Number of employees	477	472	495	477	495

LIMELIGHT NETWORKS, INC.
SUMMARY OF RECLASSIFICATIONS
(In thousands)
(Unaudited)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2013	2013
Summary of reclassifications (in thousands):

Cost of services
As previously reported	21,870	43,923
Reclassification	356	660
After Reclassification	22,226	44,583

Total cost of revenue
As previously reported	27,990	56,723
Reclassification	356	660
After reclassifications	28,346	57,383

Gross profit
As previously reported	14,773	31,853
Reclassifications	(356)	(660)
After reclassifications	14,417	31,193

General and administrative
As previously reported	8,365	16,438
Reclassifications	(356)	(660)
After reclassifications	8,009	15,778

Total operating expenses
As previously reported	26,156	51,904
Reclassifications	(356)	(660)
After reclassifications	25,800	51,244

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended

	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013

Operating activities
Net loss	$(6,866)	$(7,640)	$(11,233)	$(14,506)	$(19,370)
Income from discontinued operations	269	-	-	269	-
Net loss from continuing operations	(7,135)	(7,640)	(11,233)	(14,775)	(19,370)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities of continuing operations:
Depreciation and amortization	5,118	5,403	7,562	10,521	15,692
Share-based compensation	2,634	2,579	3,227	5,213	6,577
Deferred income taxes	(179)	(23)	(118)	(202)	(289)
Foreign currency remeasurement loss (gain)	152	(12)	(284)	140	(1,145)
Loss on sale of property and equipment	-	-	22	-	22
Accounts receivable charges	352	160	207	512	533
Amortization of premium on marketable securities	113	173	184	286	280
Non cash tax benefit associated with income from discontinued operations	(59)	-	-	(59)	-
Changes in operating assets and liabilities:
Accounts receivable	(1,169)	(1,979)	2,835	(3,148)	1,575
Prepaid expenses and other current assets	1,645	(1,073)	878	572	1,963
Income taxes receivable	129	(21)	7	108	148
Other assets	311	617	461	928	567
Accounts payable	(512)	3,808	946	3,296	850
Deferred revenue	24	(831)	(615)	(807)	1,083
Other current liabilities	153	(2,972)	708	(2,819)	(1,239)
Income taxes payable	(13)	(106)	53	(119)	360
Other long term liabilities	(62)	(173)	(167)	(235)	(282)
Net cash (used in) provided by operating activities of continuing operations	1,502	(2,090)	4,673	(588)	7,325

Investing activities
Purchases of marketable securities	(9,486)	(5,197)	(7,931)	(14,683)	(45,970)
Maturities of marketable securities	8,485	4,380	5,000	12,865	27,895
Purchases of property and equipment	(5,844)	(3,065)	(4,519)	(8,909)	(7,122)
Proceeds from sale of discontinued operations	414	-	119	414	119
Net cash used in investing activities of continuing operations	(6,431)	(3,882)	(7,331)	(10,313)	(25,078)

Financing activities
Payments on capital lease obligations	(163)	(160)	(417)	(323)	(846)
Proceeds from exercise of stock options and employee stock plan	617	117	2	734	2
Cash paid for purchase of common stock	(1,204)	-	-	(1,204)	(5,512)
Payment of employee tax withholdings related to restricted stock	(307)	(864)	(771)	(1,171)	(2,129)
Net cash used in financing activities of continuing operations	(1,057)	(907)	(1,186)	(1,964)	(8,485)
Effect of exchange rate changes on cash and cash equivalents	176	137	(208)	313	(566)
Net (decrease) increase in cash and cash equivalents	(5,810)	(6,742)	(4,052)	(12,552)	(26,804)
Cash and cash equivalents, beginning of period	79,214	85,956	86,163	85,956	108,915
Cash and cash equivalents, end of period	$73,404	$79,214	$82,111	$73,404	$82,111

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses, gain (loss) on sale of WCM business and discontinued operations. We define EBITDA from continuing operations as GAAP net income (loss) before interest income, interest expense, gain (loss) on sale of WCM business, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA from continuing operations provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA from continuing operations adjusted for share-based compensation, litigation expenses and acquisition related expenses. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period as well as across companies.

The terms Non-GAAP net income (loss), EBITDA from continuing operations and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA from continuing operations and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA from continuing operations and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

-- EBITDA from continuing operations and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

-- they do not reflect changes in, or cash requirements for, our working capital needs;

-- they do not reflect the cash requirements necessary for litigation costs;

-- they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;

-- they do not reflect income taxes or the cash requirements for any tax payments;

-- although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA from continuing operations and Adjusted EBITDA do not reflect any cash requirements for such replacements;

-- while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

-- other companies may calculate EBITDA from continuing operations and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA from continuing operations and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended

	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013

U.S. GAAP net loss	$(6,866)	$(7,640)	$(11,233)	$(14,506)	$(19,370)

Share-based compensation	2,634	2,579	3,227	5,213	6,577
Litigation defense expenses	536	273	109	809	151
Amortization of intangible assets	338	337	718	675	1,450
Loss on sale of the Web Content Management business	-	62	-	62	-
Acquisition related expenses	-	-	(9)	-	(33)
Income from discontinued operations	(269)	-	-	(269)	-

Non-GAAP net loss	$(3,627)	$(4,389)	$(7,188)	$(8,016)	$(11,225)

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended

	June 30,	March 31,	June 30,	June 30,	June 30,
	2014	2014	2013	2014	2013

U.S. GAAP net loss	$(6,866)	$(7,640)	$(11,233)	$(14,506)	$(19,370)

Depreciation and amortization	5,118	5,403	7,562	10,521	15,692
Interest expense	7	12	21	19	48
Loss on sale of the Web Content Management business	-	62	-	62	-
Interest and other expense (income)	128	(149)	(222)	(21)	(860)
Income tax provision	27	56	51	83	131
Income from discontinued operations	(269)	-	-	(269)	-

EBITDA from continuing operations	(1,855)	(2,256)	(3,821)	(4,111)	(4,359)

Share-based compensation	2,634	2,579	3,227	5,213	6,577
Litigation defense expenses	536	273	109	809	151
Acquisition related expenses	-	-	(9)	-	(33)

Adjusted EBITDA (loss)	$1,315	$596	$(494)	$1,911	$2,336

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly or annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight

Limelight Networks (NASDAQ: LLNW), a global leader in digital content delivery, empowers customers to better engage digital audiences by enabling them to manage and deliver digital content on any device, anywhere in the world. The Company's award winning Limelight Orchestrate™ platform includes an integrated suite of content delivery technology and services that helps organizations deliver exceptional multi-screen experiences, improve brand awareness, drive revenue, and enhance customer relationships — all while reducing costs. For more information, please visit www.limelight.com, read our blog, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2014 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT:
Limelight Networks, Inc.
Sajid Malhotra, 602-850-5778
ir@llnw.com
or
famaPR on behalf of Limelight Networks
Amy Peterson, 617-986-5020
limelight@famapr.com